Exhibit 24

                                POWER OF ATTORNEY

      The undersigned Directors of DANIEL GREEN COMPANY, do hereby constitute and appoint James R. Riedman and Greg A. Tunney their true and lawful attorneys and agents, to execute the Daniel Green Company Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection therewith.


Dated:  February 27, 2002                   /s/ Edward Bloomberg
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                                                     Edward Bloomberg


Dated:  February 27, 2002                   /s/ Steven DePerrior
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                                                     Steven DePerrior


Dated:  February 27, 2002                   /s/ Gregory Harden
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                                                     Gregory Harden


Dated:  February 27, 2002                   /s/ Wilhelm Pfander
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                                                     Wilhelm Pfander


Dated:  February 27, 2002                   /s/ Gary E. Pflugfelder
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                                                     Gary E. Pflugfelder


Dated:  February 27, 2002                   /s/ James R. Riedman
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                                                     James R. Riedman


Dated:  February 27, 2002                   /s/ Greg A. Tunney
                                            ------------------------------------
                                                     Greg A. Tunney